SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 24, 2004

aaiPharma Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2320 Scientific Park Drive
Wilmington, North Carolina 28405

(Address of Principal Executive Offices)
(Zip Code)

(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Item 7. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	The following exhibits are filed as part of this report:

99.1	– Press release of aaiPharma Inc. dated June 24, 2004

99.2	– Transcript of webcast of aaiPharma Inc. held June 25, 2004

Item 9. Regulation FD Disclosure.

     On June 24, 2004, aaiPharma Inc. issued a press release reporting, among other things, its financial results for the quarter ended March 31, 2004. On June 25, 2004, aaiPharma Inc. held a webcast regarding these financial results. Copies of the press release and the webcast transcript are filed as Exhibits 99.1 and Exhibit 99.2 and are incorporated herein by reference.

     Note: Exhibits 99.1 and 99.2 to this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2004

aaiPharma Inc.

	By:	/s/ Albert N. Cavagnaro

Albert N. Cavagnaro
Secretary of the Corporation

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EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press release of aaiPharma Inc. dated June 24, 2004
99.2	Transcript of webcast of aaiPharma Inc. held June 25, 2004

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